UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2009

NTS MORTGAGE INCOME FUND

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 18, 2009, NTS/Virginia Development Company, a wholly-owned subsidiary of NTS Mortgage Income Fund (the “Fund”), executed a promissory note dated as of December 9, 2009 in favor of Residential Management Company (“Residential”) in the principal amount of $160,324.02 evidencing additional advances or loans made by Residential for payroll billings and overhead fees for Fawn Lake and Fawn Lake Country Club for the period August – December 2009.

The Fund also executed a promissory note dated as of December 9, 2009, in favor of NTS Development Company (“Devco”) in the principal sum of $14,406.11 evidencing advances or loans made by Devco to the Fund for November – December 2009 for payroll billings and overhead fees.

Orlando Lake Forest Joint Venture, a Florida joint venture (the “Joint Venture”), in which the Fund has a fifty percent (50%) ownership interest executed a promissory note dated as of December 9, 2009 in favor of Devco in the principal sum of $21,433.17 evidencing advances or loans made by Devco to the Joint Venture from June 2008 – October 2009 for payroll billings and overhead fees.  The Joint Venture also executed a promissory noted dated as of December 9, 2009 in favor of Residential in the principal sum of $100,553.07 for loans and advances made by Residential to the Joint Venture from June 2008 – October 2009 for payroll billings and overhead fees.

All of the new promissory notes described above have a maturity date of December 31, 2009 and contain substantially the same terms and conditions as notes previously issued by the Fund and its affiliates in return for advances from Residential and Devco.

Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiary will generate sufficient revenue to repay the promissory notes in full on a timely basis.  The Fund intends to seek an extension on the maturity date for the notes or refinance the unpaid balance prior to the current maturity.  There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

Copies of the newly executed promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Promissory Note dated as of December 9, 2009, made by NTS/Virginia Development Company payable to NTS Residential Management Company
	10.2	Promissory Note dated as of December 9, 2009, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.3	Promissory Note dated as of December 9, 2009, made by Orlando Lake Forest Joint Venture payable to NTS Development Company
	10.4	Promissory Note dated as of December 9, 2009, made by Orlando Lake Forest Joint Venture payable to NTS Residential Management Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	December 24, 2009

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